                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

I, George J. Longo, certify that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  The  Quigley
Corporation, a Nevada corporation (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)), for the registrant and have:

    a)  Designed  such  disclosure  controls  and  procedures,  or  caused  such disclosure controls and procedures to be designed under our supervision,  to ensure that material information  relating to the registrant,  including its consolidated  subsidiaries,  is made  known  to us by  others  within  those entities,  particularly  during  the  period in which  this  report is being prepared;

    b) Evaluated the effectiveness of the registrant's  disclosure  controls and
    procedures  and  presented  in  this  report  our   conclusions   about  the
    effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

    c) Disclosed in this report any change in the registrant's  internal control over financial  reporting that occurred during the registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to
    materially  affect,   the  registrant's   internal  control  over  financial
    reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

    a) All  significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably likely to  adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

    b) Any fraud,  whether or not material,  that  involves  management or other employees who have a significant role in the  registrant's  internal control over financial reporting.

Date: November 14, 2005

                                            By: /s/  George J. Longo
                                                ----------------------------
                                                George J. Longo
                                                Chief Financial Officer